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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

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                                    FORM 8-K
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                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 13, 2007

                         GALAXY NUTRITIONAL FOODS, INC.
             (Exact Name of Registrant as Specified in its Charter)

          Delaware                      1-15345                  25-1391475
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(State or other juristidiction   (Commission File Number)      (IRS Employer
      of incorporation)                                     Identification No.)


                          5955 T.G. Lee Blvd Suite 201
                             Orlando, Florida 32822
               (Address of Principal Executive Offices) (Zip Code)
                          (407) 855-5500 (Registrant's
                     telephone number, including area code)

                                2441 Viscount Row
                             Orlando, Florida 32809
                 (Former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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

Section 2.        Financial Information.

Item 2.02. Results of Operations and Financial Condition

The following information is being furnished under Item 2.02, "Results of Operations and Financial Condition." This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section. This information shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference therein.

On February 13, 2007, Galaxy Nutritional Foods, Inc. issued a press release disclosing the financial results for its third quarter ended December 31, 2006 of its fiscal year 2007. A copy of the press release is attached as Exhibit 99.1 to this report and is incorporated into this Item by reference.



Section 9. Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

99.1 Financial Results Press Release issued by the Company on February 13, 2007 (filed herewith).

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 13, 2007                         Galaxy Nutritional Foods, Inc.



                                                 By: /s/ Salvatore J. Furnari
                                                     ---------------------------
                                                     Salvatore J. Furnari
                                                     Chief Financial Officer